UNIVERSAL ANNUITY

SEMI-ANNUAL REPORTS
JUNE 30, 1997

[PHOTO]

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                 FOR VARIABLE ANNUITIES

                 THE TRAVELERS QUALITY BOND ACCOUNT
                 FOR VARIABLE ANNUITIES

                 THE TRAVELERS MONEY MARKET ACCOUNT
                 FOR VARIABLE ANNUITIES




[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for The Travelers Growth and Income Stock Account for Variable Annuities.

[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 1997




ECONOMIC REVIEW AND OUTLOOK

Economic activity in the first quarter of 1997 showed surprising strength as real Gross Domestic Product growth rose by 4.9%. Despite the unexpected strength in the economy and a decline in unemployment to about 5%, reported inflation remained low. However, the tenor of a stronger economy, reflected in both a tight labor market and a high capacity utilization rate, sparked concerns about future inflation and prompted an increasingly vigilant Federal Reserve Board ("Fed") to raise short-term rates by 0.25% in March. Concerns of higher interest rates triggered a correction in both the stock and bond markets at the end of the first quarter.

The key economic news in the second quarter was a distinct slowdown in economic growth and surprisingly low inflation. Both the stock and bond markets drew relief from these developments as the prospects of further Fed tightening receded. Interest rates fell from above 7% to 6.8% by the end of the second quarter and the stock market embarked on a furious rally that saw prices rise by almost 20%.

The second quarter of 1997 began with a singular focus on the future direction of Fed action. After the increase in the federal funds rate in late March, it was considered quite likely that rates would rise during the second quarter. The prospects of higher rates created turmoil within the U.S. capital markets and stocks, in particular, were hit hard in early April.

Economic data released in early May provided mounting evidence of a slower economy and low inflation. Retail sales for April were soft and producer prices showed a dramatic decline of 0.4%.

The inflation trend in recent months has been nothing short of remarkable, especially in light of the low unemployment rate and high capacity utilization rates prevalent in the U.S. economy. The Consumer Price Deflator, which is considered to be a better inflation measure than the Consumer Price Index ("CPI"), fell to a 30-year low in May at an annual rate of 1.6%. Gains in average hourly wages, a closely monitored signal for wage inflation, have slowed from 4.1% to 3.5%. Commodity price indexes are declining, oil prices are falling and the price of gold is now below $320, its lowest level in 5 years. Most indicators suggest that inflation does not appear to be an issue at this point.

The biggest contributing factor in the demise of inflation appears to be the significant gains in productivity achieved over the last few years. It is widely acknowledged that conventional measures of productivity gains are being understated and, under that scenario, lower-than-expected inflation may be explained by higher-than-expected productivity gains. Several other factors also suggest that the current disinflationary trend is likely to be both longer lasting and global in nature. These include a high level of disinflation in the growing technology sector, significant government downsizing and severe global competition.

The second quarter rally in the stock and bond markets suggests that investors have reduced their inflation expectations and, consequently, the likelihood of further Fed tightening.

The biggest risk to the presently benign investment climate looms on the economic landscape. A resurgence of economic growth in the second half of the year may prompt the Fed to act yet again on a preemptive basis to choke off inflationary pressures. Stronger retail sales may well hold the key to a reacceleration in third quarter economic growth. The boost in consumer spending could come from any one of several sources: increased refinancing activity, the wealth effect of a stronger stock market, record levels of consumer confidence and the recent strong growth in real disposable personal income.

While the relatively high real yield levels in the bond market suggest that bond investors still remain wary of an inflation and interest rate increase, the stock market will clearly be vulnerable to such a development.

FIXED INCOME COMMENTARY

Bond prices also rose higher in the second quarter. The Lehman Long Government/Corporate Index performed the best with a gain of 5.5% as interest rates fell below 7%. The yield curve became flatter as the spread between long- and short-term bonds narrowed by 0.20% in the quarter.

Stronger growth with low inflation has been good for bonds as it has reduced government financing needs. The low inflation environment coupled with a declining budget deficit provides positive support for the bond market. Going forward, the bullish case for bonds can be attributed to a reduced budget deficit and absence of inflation in final goods pricing. While wages may be drifting higher, so are productivity gains due to technological improvements. At the same time, global competition and an 8.5% year-to-date increase in the trade weighted dollar should prevent higher product inflation. Year-over-year Producer Price Index ("PPI") statistics show no signs of price pressures, and CPI has been at a 2.0%-2.5% rate for the past few years. Additionally, the CPI is generally agreed to be overstated and the government may be in the process of gradually reducing this upward bias.

The key question for the markets will be the pace of growth in the second half of the year and how the bond market and Fed react to it. We do not believe that growth necessarily leads to further inflation on the finished goods side. As long as wage growth is offset by productivity increases, higher growth with low unemployment does not have to lead to a rise in inflation. However there is still much debate on what the market and the Fed think about the relationship between economic growth and inflation. If growth is above 3%, the market may still expect higher inflation or the Fed may raise rates on a preemptive basis.

Within the fixed income markets, spreads remain tight and there is a high level of complacency. Within the corporate market, spreads remain compressed between different quality levels and "riskier" borrowers have access to an abundance of capital. This condition is unlikely to change in the near term as good economic growth has reduced the stress on weaker credits. High issues of Collatalized Bond Obligations ("CBO") has created a new class of buyer for lower quality issues, one that is more concerned with default likelihood than relative pricing. Mortgage backed spreads have tightened as market volatility has been low and prepayments have been within their predicted range. Mortgage spreads are unlikely to widen much as long as government agencies such as Fannie Mae and Freddie Mac are quick to arbitrage any spread widening. Corporate spreads are likely to take their cues from the high yield and equity markets. As long as these remain well bid for, high quality spreads should remain firm. Historically, October has been a month when spreads have become wider and we would therefore, not be surprised to see some modest pressure on spreads as the fourth quarter begins.

EQUITY COMMENTARY

The U.S. stock market remains in one of the strongest bull market runs ever. Stock prices have now doubled over the last two and a half years and almost tripled in the last five years in an ideal investment climate of solid economic growth, low inflation and strong corporate profits growth.

The year 1997 began on a positive note for the stock market. Fueled by strong fourth quarter earnings and robust money flows into mutual funds, the Standard & Poor's 500 Stock Index ("S&P 500") gained over 7% in January and February, and continued to move to new highs in early March. However, as evidence of unexpectedly robust economic growth came to hand, investors became increasingly concerned about the risk of higher inflation and interest rates. The Fed raised short-term rates in March, and long-term Treasury bond yields moved back over the psychologically important 7% level.

The upward spike in interest rates triggered a sharp sell-off in the stock market during the last week of March, erasing most of the market's year-to-date gains. For the entire first quarter, the S&P 500 edged out a 2.7% gain with dividends. Small capitalization issues generally fared worse. During the first three months of 1997, the Russell 2000 Stock Index declined 5.5% in value.

In sharp contrast, the second quarter of 1997 was the best quarter for the U.S. stock market in over ten years. The stock market rally was broad in nature lifting most stocks and indexes to record highs. The S&P 500 soared by 17.5% in the second quarter, the Russell 2000 Stock Index rose 16.2% and the NASDAQ index performed even better with a gain of 18.0%.

The stock market got off to a rocky start in April as the effects of the Fed rate hike from late March rippled through the capital markets. The S&P 500 sold off to a low of 733 and the Dow retreated to almost 6300 on April 14, 1997 as investors focused on the likelihood of higher rates. The mood swing to optimism was triggered by the release of solid first quarter earnings in April and the market rally began in real earnest when inflation reports in early May showed a significant decline in producer and consumer prices.

First quarter earnings were again ahead of expectations. The final tally on the earnings scorecard showed that 54% of all companies reported earnings in excess of expectations while 31% of companies disappointed relative to the consensus. The preponderance of positive earnings surprises continues a trend which now extends to 17 consecutive quarters and is unprecedented in terms of duration or magnitude.

As a result of the positive surprises, first quarter earnings were 3% above consensus and 14% above year-ago levels. According to I/B/E/S Inc., which maintains institutional earnings forecasts, the consensus for top-down 1997 S&P 500 earnings growth is now 9% with steady upward revisions over the last few months. However, a 20% increase in stock prices seems to more than adequately reflect the 9% growth in earnings for 1997. Earnings growth is expected to slow down in 1998 to about 6% as a result of difficult comparisons from 1997.

The agreement on a balanced budget in Washington and the prospects of a lower capital gains tax added further fuel to the stock market rally in the middle of the quarter. The flood of liquidity into the market continued unabated in the second quarter and put more buying pressure on stocks.

TECHNOLOGY stocks set the pace for the market in the first half of 1997. Semiconductor equipment, software, networking, and telecommunications equipment stocks rose sharply on an improving outlook for sales and earnings. Semiconductor stocks, on the other hand, have lagged due to concerns over product transitions and declining estimates for second quarter earnings.

A strong rally in the HEALTH CARE sector was led by the Drug group, whose overseas exposure and strong relative earnings growth proved extremely attractive to investors seeking blue-chip growth stocks. These attributes also helped CONSUMER STAPLES stocks in the household products, retail drug and beverage groups.

ENERGY stocks have underperformed in the first half of 1997 as a result of the effects of soft commodity prices and weakening relative earnings growth. The integrated international oil, integrated domestic and exploration and production groups all suffered from negative investor psychology and mixed earnings prospects. In contrast, strong relative earnings gains continued to buoy stocks in the oil services group.

INTEREST RATE SENSITIVE stocks turned in a mixed performance in the second quarter. Money center banks underperformed due to interest rate jitters and credit risk concerns, while security brokers moved up sharply amid a high level of merger activity.

Valuations in the stock market continue to be stretched. The price-to-earnings ratio of the S&P 500 on 12-month forward earnings now stands at 18.4 times which is a record high over the last 25 years. By most valuation measures, the market is between 10% and 15% overvalued. While it is difficult to point to one specific event which will derail the roaring stock market engine, the high valuation level of the market is likely to trigger a correction on even a small negative surprise.

There are no indications right now to suggest that earnings are at any great risk in the near term. The earnings pre-announcement season at the end of the quarter, when companies typically confess to upcoming earnings shortfalls, was uneventful and early second quarter earnings seem to be quite strong.

There are no visible signs on the horizon that inflation is likely to flare up in the near future. The employment cost index and hourly wage gains are likely to be the most closely monitored gauges of expected inflation. We believe the biggest risk on the interest rate front lies in a stronger-than-expected economy in the second half. In fact, the Fed may be inclined to respond to strong economic data even before it begins to affect inflation measures.

We remain cautious on the U.S. stock market. With all the good news already reflected in stock prices, the stock market has virtually no margin for error. We suspect that any unpleasant surprise will be enough provocation to trigger a correction. The market will focus on earnings or interest rates for any negative developments but any wild card surprise such as an oil price shock could mean trouble. The positive long-term trend towards low inflation and lower interest rates should, however, contain the downside in the stock market and limit any correction to the traditional 10% to 15% range from prior highs.




SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

KENT A. KELLEY, CFA, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                               TABLE OF CONTENTS






                                                                           PAGE
-------------------------------------------------------------------------------

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . .    6


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES . . . . . . . .   18


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES . . . . . . . .   28

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES



The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by The Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the large company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large company stocks.

For the six months ending June 30, 1997, Account GIS achieved a total return of 20.6%, before fees and expenses, in line with the S&P 500. Net of fees and expenses, Account GIS's total return of 19.6% for the first half of 1997 compared favorably to the 15.3% average return for variable annuity stock accounts in the Lipper Growth & Income Category. On a trailing twelve month basis as of June 30, 1997, the Account GIS had a total return of 31.9%, net of fees and expenses, compared to the Lipper Growth & Income Category average of 27.8%.

During the first half of 1997, stock selection in the health care, producer durables and financial services sectors made the strongest positive contribution to Account GIS's overall relative performance. In the health care and pharmaceutical sectors, Account GIS benefited from positions in companies with strong diversified sources of earnings such as Bristol-Myers Squibb, Guidant and PhyCor. In financial services and banking, our largest relative gain came from positions in Household International, BankAmerica Corp. and Mellon Bank. In the capital goods sector, we were helped by overweighted positions in Deere, Crane Company and Illinois Tool Works, all of which performed strongly in response to upside earnings surprises. We lost ground relative to the benchmark primarily in the technology and energy sectors. In the technology sector, our relative performance was penalized by Account GIS being underweighted in a number of the better performing stocks, including Cisco and Applied Materials. We were also hurt by an overweighted position in Read-Rite, the leading producer of magnetic recording heads used in computer disk drive assemblies, which traded down sharply on concerns about slowing orders from computer manufacturers.

The effort by U.S. corporations to capture leading global market positions through productivity-enhancing measures has been critical to the U.S. equity market's spectacular rise, and we expect more and more U.S. firms to seek growth through a global strategy. We believe that the current economic expansion has further to go, that inflation will remain low and that corporate earnings will continue to grow, although perhaps more slowly than we have seen in the past year. Thus, the bull market should remain intact. Despite all these positives, we expect market volatility to increase through the remainder of this market cycle. With valuations at current levels, investors are nervous and likely to demonstrate little tolerance for any cyclical rise in inflation and interest rates, or even hints of bad news at the individual company level. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In TIMCO's disciplined approach to stock selection, we emphasize stocks that exhibit improving fundamentals (primarily gauged by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we are maintaining our overweight in LSI Logic, a leading designer and manufacturer of semiconductors used in computer networking, telecommunications and emerging digital video systems. In the health care and pharmaceutical sectors, we continue to emphasize Bristol-Myers Squibb on the basis of its superior product positioning and earnings momentum, and we remain overweighted in Guidant, a world leader in the sale of pacemakers and other surgical devices used in the treatment of heart disease. In the consumer sector, our focus is on diversified media companies like The New York Times and Gannett, as well as retailers that demonstrate above-average sales and earnings momentum, including Borders Group and TJX. In bamking, we are currently emphasizing Mellon Bank and Northern Trust for their diversity of earnings and leading positions in global custody services.

PORTFOLIO MANAGERS: SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA - KENT A. KELLEY, CFA



                                  [TIMCO LOGO]

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997



 ASSETS:

    Investment securities, at market value (cost $417,610,388)   ...............            $     614,659,746
    Cash   .....................................................................                       98,052
    Receivables:
        Dividends  .............................................................                      723,661
        Investment securities sold .............................................                   13,660,936
        Purchase payments and transfers from other Travelers accounts  .........                      465,241
    Other assets   .............................................................                       31,208
                                                                                            ------------------
           Total Assets  .......................................................                  629,638,844
                                                                                            ------------------

 LIABILITIES:
    Payables:
        Investment securities purchased  .......................................                   16,953,588
        Contract surrenders and transfers to other Travelers accounts  .........                      395,182
        Investment management and advisory fees  ...............................                       75,853
    Accrued liabilities  .......................................................                      196,273
                                                                                            ------------------
           Total Liabilities   .................................................                   17,620,896
                                                                                            ------------------

 NET ASSETS  ...................................................................            $     612,017,948
                                                                                            ==================





                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


 INVESTMENT INCOME:
    Dividends ..........................................................         $      4,841,775
    Interest  ..........................................................                  130,350
                                                                                ------------------
        Total income ...................................................                               $       4,972,125

 EXPENSES:
    Investment management and advisory fees  ...........................                1,237,290
    Insurance charges  .................................................                3,181,206
                                                                                ------------------

        Total expenses .................................................                                       4,418,496
                                                                                                       ------------------

           Net investment income   .....................................                                         553,629
                                                                                                       ------------------


 REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold .......................              144,438,113
        Cost of investment securities sold .............................              114,452,863
                                                                                ------------------

           Net realized gain   .........................................                                      29,985,250

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996 ...........................              127,579,653
        Unrealized gain at June 30, 1997 ...............................              197,049,358
                                                                                ------------------

           Net change in unrealized gain for the period  ...............                                      69,469,705
                                                                                                       -------------------
              Net realized gain and change in unrealized gain    .......                                      99,454,955
                                                                                                       -------------------

    Net increase in net assets resulting from operations   .............                               $     100,008,584
                                                                                                       ===================





                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                       SIX MONTHS
                                                                                         ENDED            YEAR ENDED
                                                                                        JUNE 30,          DECEMBER 31,
                                                                                         1997                1996
                                                                                         ----                ----

                                                                                      (UNAUDITED)

 OPERATIONS:
    Net investment income  ...............................................        $         553,629    $       2,069,674
    Net realized gain from investment security transactions  .............               29,985,250           44,994,539
    Net change in unrealized gain on investment securities   .............               69,469,705           42,956,261
                                                                                  ------------------   ------------------

        Net increase in net assets resulting from operations .............              100,008,584           90,020,474
                                                                                  ------------------   ------------------


 UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,496,446 and 2,813,343 units, respectively)  .....               18,508,163           28,931,829
    Participant transfers from other Travelers accounts
        (applicable to 2,567,610 and 3,490,521 units, respectively)  .....               32,039,924           35,759,376
    Administrative charges
        (applicable to 14,821 and 32,900 units, respectively)  ...........                 (202,323)            (358,274)
    Contract surrenders
        (applicable to 1,349,475 and 3,057,943 units, respectively)  .....              (16,845,591)         (31,680,018)
    Participant transfers to other Travelers accounts
        (applicable to 2,302,924 and 3,458,474 units, respectively)  .....              (28,498,597)         (35,315,088)
    Other payments to participants
        (applicable to 99,441 and 207,886 units, respectively) ...........               (1,248,545)          (2,212,219)
                                                                                  ------------------   ------------------
        Net increase (decrease) in net assets resulting from unit
          transactions  ..................................................                3,753,031           (4,874,394)
                                                                                  ------------------   ------------------
           Net increase in net assets  ...................................              103,761,615           85,146,080


 NET ASSETS:
    Beginning of period  .................................................              508,256,333          423,110,253
                                                                                  ------------------   ------------------

    End of period  .......................................................        $     612,017,948    $     508,256,333
                                                                                  ==================   ==================



                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

   The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

   It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

   Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

   OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

   REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the six months ended June 30, 1997, were $145,810,730 and $143,441,926, respectively. Realized gains and losses from security transactions are reported on an identified cost basis.

   Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $27,650 and $125,284 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

   Net realized gains resulting from futures contracts were $504,688 for the year ended December 31, 1996. These gains are included in the net realized gain from investment security transactions on the Statement of Changes in Net Assets. For the six months ended June 30, 1997, Account GIS did not hold any futures contracts.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $17,378 and $43,814 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $71,417 and $163,657 of contingent deferred sales charges for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

4. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

   Approximately $16,040,000 and $11,931,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of June 30, 1997 and December 31, 1996, respectively. Transactions with this affiliate during the six months ended June 30, 1997 and the year ended December 31, 1996, were comprised of participant purchase payments of approximately $303,000 and $1,077,000 and contract surrenders of approximately $269,000 and $694,000, respectively.

5. NET CONTRACT OWNERS' EQUITY

                                                                                                 JUNE 30, 1997
                                                                               -------------------------------------------------
                                                                                                  UNIT                 NET
                                                                                 UNITS            VALUE               ASSETS
                                                                                 -----            -----               ------
Accumulation phase of contracts issued prior to May 16, 1983...........        15,389,542      $    14.089      $   216,829,709
Annuity phase of contracts issued prior to May 16, 1983................           375,510           14.089            5,290,714
Accumulation phase of contracts issued on or after May 16, 1983........        28,595,162           13.602          388,965,860
Annuity phase of contracts issued on or after May 16, 1983.............            68,492           13.602              931,665
                                                                                                                ----------------

Net Contract Owners' Equity .....................................................................               $   612,017,948
                                                                                                                ================

6. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)

Contracts issued prior to May 16, 1983            SIX
                                                 MONTHS
                                                 ENDED                             FOR THE YEARS ENDED DECEMBER 31,
                                                JUNE 30,                     (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                              ------------      ----------------------------------------------------------------
                                                  1997             1996           1995        1994          1993          1992
                                                  ----             ----           ----        ----          ----          ----
 SELECTED PER UNIT DATA:
   Total investment income...................  $     .114       $    .216     $     .208    $    .192    $     .189    $    .192
   Operating expenses........................        .092            .154           .123         .100          .092         .085
                                               ----------       ---------     ----------    ----------   ----------    ---------

   Net investment income.....................        .022            .062           .085         .092          .097         .107

   Unit value at beginning of period.........      11.763           9.668          7.120        7.194         6.664        6.587
   Net realized and change in
     unrealized gains (losses)...............       2.304           2.033          2.463        (.166)         .433        (.030)
                                               ----------       ---------     ----------    ----------   ----------    ---------

   Unit value at end of period...............  $   14.089       $  11.763     $    9.668    $   7.120    $    7.194    $   6.664
                                               ==========       =========     ==========    ==========   ==========    =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value......  $     2.33       $    2.10     $     2.55    $    (.07)   $      .53    $     .08
  Ratio of operating expenses to average
    net assets...............................        1.45 %*         1.45 %         1.45 %       1.41 %        1.33 %       1.33 %
  Ratio of net investment income to average
    net assets...............................         .35 %*          .60 %         1.02 %       1.30 %        1.40 %       1.67 %
  Number of units outstanding at end of
    period (thousands).......................      15,765          16,554         17,896       19,557        21,841       22,516
  Portfolio turnover rate....................          26 %            85 %           96 %        103 %          81 %        189 %
  Average commission rate paid+..............  $     .042       $    .047              -            -             -            -




Contracts issued prior to May 16, 1983            SIX
                                                 MONTHS
                                                 ENDED                             FOR THE YEARS ENDED DECEMBER 31,
                                                JUNE 30,                     (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                              ------------      ----------------------------------------------------------------
                                                  1997             1996           1995        1994          1993          1992
                                                  ----             ----           ----        ----          ----          ----
SELECTED PER UNIT DATA:
  Total investment income...................... $    .112       $    .212     $   .205       $  .189       $   .184      $   .188
  Operating expenses...........................      .104            .175         .140          .115           .106          .098
                                                ---------       ---------     --------       -------       --------      --------
  Net investment income........................      .008            .037         .065          .074           .078          .090

  Unit value at beginning of period............    11.371           9.369        6.917         7.007          6.507         6.447
  Net realized and change in unrealized gains
    (losses)...................................     2.223           1.965        2.387         (.164)          .422         (.030)
                                                ---------       ---------     --------       -------       --------      --------

  Unit value at end of period.................. $  13.602       $  11.371     $  9.369       $ 6.917       $  7.007      $  6.507
                                                =========       =========     ========       =======       ========      ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value........ $    2.23       $    2.00     $   2.45       $  (.09)      $    .50      $    .06
  Ratio of operating expenses to average net
    assets.....................................      1.70 %*         1.70 %       1.70 %        1.65 %         1.57 %        1.58 %
  Ratio of net investment income to average
    net assets.................................       .11 %*          .36 %        .79 %        1.05 %         1.15 %        1.43 %
  Number of units outstanding at end of
    period (thousands).........................    28,664          27,578       26,688        26,692         28,497        29,661
  Portfolio turnover rate......................        26 %            85 %         96 %         103 %           81 %         189 %
  Average commission rate paid+................ $    .042       $    .047            -             -              -             -




* Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the period.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997




                                            NO. OF           MARKET
                                            SHARES           VALUE
                                        -------------    -------------
COMMON STOCKS (98.6%)

 AEROSPACE (2.0%)
   Allied Signal, Inc.                       25,200    $    2,116,800
   Boeing Co.                                31,600         1,676,775
   Lockheed Martin Corporation               17,939         1,857,808
   McDonnell Douglas Corp.                   48,100         3,294,850
   United Technologies Corp.                 41,700         3,461,100
                                                       --------------
                                                           12,407,333
                                                       --------------

 AIRLINES (0.3%)
   Continental Airlines, Inc. (A)            54,400         1,900,600
                                                       --------------

 AUTOMOTIVE (2.2%)
   Chrysler Corp.                            62,300         2,044,219
   Cummins Engine                            33,900         2,392,069
   Ford Motor Co.                           103,200         3,895,800
   General Motors Corp.                      62,700         3,491,606
   Lear Corp. (A)                            38,000         1,686,250
                                                       --------------
                                                           13,509,944
                                                       --------------

 BANKING (7.6%)
   Banc One Corp.                            50,740         2,457,719
   Bank of New York Co., Inc.                34,400         1,496,400
   BankAmerica Corp.                         92,800         5,991,400
   Bank of Boston Corp.                      50,500         3,639,156
   Barnett Banks Inc.                        17,300           908,250
   Chase Manhattan Corp.                     39,352         3,819,603
   Citicorp                                  41,000         4,943,063
   First Bank Systems, Inc.                  12,400         1,058,650
   First Chicago NBD                         28,900         1,748,450
   First Union Corp. (N.C.)                  13,400         1,239,500
   Golden West Financial Corp.               27,700         1,939,000
   Mellon Bank Corp.                         81,700         3,686,712
   J.P. Morgan & Company                     16,600         1,732,625
   NationsBank Corp.                         59,300         3,824,850
   Northern Trust Corp.                      41,000         1,984,654
   Norwest Corp.                             32,600         1,833,750
   PNC Bank Corp.                            28,600         1,190,475
   SunTrust Banks, Inc.                      19,700         1,084,731
   Wells Fargo & Co.                          9,033         2,434,393
                                                       --------------
                                                           47,013,381
                                                       --------------

 BEVERAGE (2.7%)

   Anheuser-Busch Cos.                       44,800         1,878,800
   Coca-Cola Co.                            218,300        14,735,250
                                                       --------------
                                                           16,614,050
                                                       --------------

 BROKERAGE (1.1%)
   Marsh & McLennan Cos.                     41,600         2,969,200
   Merrill Lynch & Co.                       30,200         1,800,675
   Morgan Stanley Group, Inc.                53,025         2,283,389
                                                       --------------
                                                            7,053,264
                                                       --------------

 BUILDING MATERIALS (0.4%)
   Masco Corp.                               58,800         2,454,900
                                                       --------------

 CAPITAL GOODS (2.3%)
   Boston Scientific Corp. (A)               16,300         1,001,431
   Crane Co.                                 48,500         2,027,906
   Deere & Co.                               55,600         3,051,050
   Emerson Electric Co.                      39,800         2,191,488
   Honeywell, Inc.                           32,600         2,473,525
   Illinois Tool Works                       62,000         3,096,125
                                                       --------------
                                                           13,841,525
                                                       --------------

 CHEMICALS (2.5%)
   BetzDearborn, Inc.                        27,100         1,788,600
   Cytec Industries, Inc. (A)                42,700         1,595,913
   Dow Chemical                              22,000         1,916,750
   E.I. Dupont de Nemours & Co.              99,000         6,224,625
   Monsanto Co.                              96,000         4,134,000
                                                       --------------
                                                           15,659,888
                                                       --------------

 CONSTRUCTION MACHINERY (0.3%)
   Caterpillar, Inc.                         18,300         1,964,963
                                                       --------------

 CONSUMER (7.1%)
   Colgate-Palmolive                         27,200         1,774,800
   Eastman Kodak Co.                         29,400         2,256,450
   General Electric Corp.                   303,000        19,808,625
   Gillette Co.                              68,642         6,503,830
   Procter & Gamble Co.                      74,100        10,466,625
   Unilever N.V.                             12,300         2,681,400
                                                       --------------
                                                           43,491,730
                                                       --------------

 CONSUMER SERVICES (0.7%)
   Kimberly Clark Corp.                      82,260         4,092,435
                                                       --------------

 DEFENSE (0.2%)
   Raytheon Co.                              21,600         1,101,600
                                                       --------------

 ENTERTAINMENT (1.2%)
   Walt Disney Co.                           60,955         4,891,639
   U.S. Industries, Inc. (A)                 71,800         2,557,875
                                                       --------------
                                                            7,449,514
                                                       --------------

 ENVIRONMENTAL (0.2%)
   Waste Management, Inc.                    43,000         1,381,375
                                                       --------------

 FINANCE (1.6%)
   American Express Company                  44,700         3,330,150
   HFS Inc. (A)                              49,300         2,859,400
   Household International                   32,600         3,828,463
                                                       --------------
                                                           10,018,013
                                                       --------------

 FOOD (3.5%)
   CPC International, Inc.                   33,800         3,120,163
   Campbell Soup Co.                         19,000           950,000
   ConAgra, Inc.                             52,800         3,385,800
   Dean Foods Co.                            57,000         2,301,375
   Kellogg Co.                                6,100           522,313
   McDonalds Corp.                           26,300         1,270,619
   PepsiCo, Inc.                            141,400         5,311,338
   Pioneer Hi-Bred International             33,200         2,656,000
   Sara Lee Corp.                            43,900         1,827,338
                                                       --------------
                                                           21,344,946
                                                       --------------

 HEALTHCARE (1.9%)
   Beverly Enterprises (A)                  123,900         2,013,375
   Columbia/HCA Healthcare Corp.             60,300         2,370,544
   Guidant Corp.                             33,200         2,822,000
   PhyCor, Inc. (A)                          60,400         2,078,134
   U.S. Surgical Corp.                       58,200         2,167,950
                                                       --------------
                                                           11,452,003
                                                       --------------

                                                      NO. OF            MARKET
                                                      SHARES            VALUE
                                                   ------------      ------------

INDEPENDENT ENERGY (0.6%)
   AES Corp. (A)                                        24,800    $    1,754,600
   Louisiana Land & Exploration                         31,000         1,770,875
                                                                  --------------
                                                                       3,525,475
                                                                  --------------

 INDUSTRIAL (1.5%)
   AccuStaff, Inc. (A)                                  79,300         1,878,419
   Automatic Data Process                               28,100         1,320,700
   Corning, Inc.                                        19,900         1,106,937
   Minnesota Mining &
    Manufacturing Co.                                   38,200         3,896,400
   Whitman Corp.                                        44,700         1,072,800
                                                                  --------------
                                                                       9,275,256
                                                                  --------------

 INSURANCE (4.0%)
   Aetna, Inc.                                          13,200         1,351,350
   Allstate Corp.                                       40,175         2,932,775
   AMBAC, Inc.                                          23,700         1,810,087
   American International Group                         42,550         6,355,906
   CIGNA Corp.                                           6,700         1,189,250
   Chubb Corp.                                          15,000         1,003,125
   Conseco, Inc.                                        73,300         2,712,100
   Hartford Financial Services Group                    35,100         2,904,525
   Lincoln National Corp.                                8,900           572,937
   SunAmerica, Inc.                                     36,900         1,798,875
   Transatlantic Holdings, Inc.                         19,700         1,955,225
                                                                  --------------
                                                                      24,586,155
                                                                  --------------

 INTEGRATED ENERGY (7.2%)
   Amoco Corp.                                          43,800         3,807,862
   Atlantic Richfield Co.                               20,800         1,466,400
   Chevron Corp.                                        58,400         4,317,950
   Exxon Corp.                                         189,600        11,660,400
   Mobil Corp.                                          95,800         6,694,025
   Royal Dutch Petroleum Co.                           152,800         8,308,500
   Texaco, Inc.                                         49,500         5,383,125
   Unocal Corp.                                         69,100         2,681,944
                                                                  --------------
                                                                      44,320,206
                                                                  --------------

 LODGING (0.1%)
   Hilton Hotels Corp.                                  23,900           634,844
                                                                  --------------

 MEDIA (2.1%)
   Andrew Corp.                                         22,640           635,335
   Gannett Co.                                          37,200         3,673,500
   New York Times Co.                                   51,300         2,539,350
   TCI Satellite Entertainment-A                            20               158
   Tele-Communications-TCI (A)                          60,600           899,528
   Tele-Communications-
    Liberty Media (A)                                   74,000         1,759,809
   Time Warner, Inc.                                    48,800         2,354,600
   Viacom, Inc. (A)                                     30,600           918,000
                                                                  --------------
                                                                      12,780,280
                                                                  --------------

 METALS (1.2%)
   Aluminum Co. of America                              24,600         1,854,225
   Freeport-McMoRan Copper & Gold                       67,900         2,113,387
   Homestake Mining Co.                                 87,900         1,148,194
   USX-U.S. Steel Group, Inc.                           57,100         2,002,069
                                                                  --------------
                                                                       7,117,875
                                                                  --------------

 NATURAL GAS PIPELINE (1.3%)
   Columbia Gas Systems, Inc.                           37,000         2,414,250
   Enron Corp.                                          62,200         2,538,537
   Pacific Enterprises                                  20,600           692,675
   Sonat, Inc.                                          42,500         2,178,125
                                                                  --------------
                                                                       7,823,587
                                                                  --------------

 OIL FIELD (0.8%)
   Baker Hughes, Inc.                                   58,600         2,267,088
   Schlumberger Ltd.                                    21,800         2,725,000
   Union Pacific Resources Group                             1                25
                                                                  --------------
                                                                       4,992,113
                                                                  --------------

 PAPER (1.0%)
   Avery Dennison Corp.                                 33,700         1,352,213
   Georgia-Pacific Corp.                                23,700         2,023,388
   Mead Corp.                                           33,300         2,072,925
   Weyerhaeuser Co.                                     18,000           936,000
                                                                  --------------
                                                                       6,384,526
                                                                  --------------

 PHARMACEUTICALS (9.5%)
   Abbott Laboratories                                  44,300         2,957,025
   American Home Products Corp.                         34,100         2,608,650
   Amgen                                                23,600         1,371,011
   Bristol-Myers Squibb Co.                            113,700         9,209,700
   CVS Corp.                                            50,800         2,603,500
   Johnson & Johnson                                   144,100         9,276,438
   Lilly (Eli) & Co.                                    30,900         3,377,756
   Merck & Co.                                         132,300        13,693,050
   Pfizer, Inc.                                         57,000         6,811,500
   Schering-Plough Corp.                                67,000         3,207,625
   Warner-Lambert Co.                                   24,400         3,031,700
                                                                  --------------
                                                                      58,147,955
                                                                  --------------

  RAILROADS (0.7%)
   Burlington Northern Santa Fe                         30,800         2,768,150
   Union Pacific Corp.                                  19,300         1,360,650
                                                                  --------------
                                                                       4,128,800
                                                                  --------------

 REFINING (0.6%)
   Amerada Hess                                         34,600         1,922,463
   Ashland, Inc.                                        39,200         1,817,900
                                                                  --------------
                                                                       3,740,363
                                                                  --------------

 RETAILERS (4.3%)
   Borders Group, Inc. (A)                              80,200         1,934,825
   Costco Companies, Inc. (A)                           84,200         2,770,702
   Federated Department Stores, Inc. (A)                64,900         2,255,275
   The Gap, Inc.                                        25,300           983,537
   Home Depot, Inc.                                     45,566         3,141,206
   Lowe's Cos.                                          64,400         2,390,850
   Sears Roebuck & Co.                                  36,100         1,940,375
   Stride Rite Corp.                                   134,100         1,726,537
   TJX Companies, Inc.                                  87,000         2,294,625
   Wal-Mart Stores, Inc.                               208,600         7,053,288
                                                                  --------------
                                                                      26,491,220
                                                                  --------------

                                          NO. OF                   MARKET
                                          SHARES                   VALUE
                                       -------------           --------------

 SERVICES (3.9%)
   Ecolab Inc.                              46,900           $    2,239,475
   HBO & Co.                                31,700                2,183,337
   Medtronics, Inc.                         21,700                1,757,700
   Microsoft Corp. (A)                     108,000               13,658,620
   Oracle Corp. (A)                         58,350                2,937,555
   United Healthcare Corp.                  17,000                  884,000
                                                             --------------
                                                                 23,660,687
                                                             --------------

 SUPERMARKETS (0.4%)
   American Stores                          49,600                2,449,000
                                                             --------------

 TECHNOLOGY (9.4%)
   Advanced Micro Devices (A)               48,400                1,742,400
   Applied Materials, Inc. (A)              15,900                1,125,421
   Cisco Systems, Inc. (A)                  58,100                3,901,775
   Compaq Computer Corp. (A)                26,400                2,620,200
   Computer Associates International        32,075                1,786,177
   Dell Computer Corp. (A)                  16,200                1,901,980
   Gateway 2000, Inc. (A)                   54,600                1,771,087
   Hewlett-Packard Co.                      90,600                5,073,600
   Intel Corp.                              61,400                8,693,853
   International Business
    Machines Corp.                          92,800                8,369,400
   LSI Logic Corp. (A)                      74,000                2,368,000
   McAfee Associates, Inc. (A)              29,800                1,879,262
   Motorola, Inc.                           67,000                5,092,000
   Raychem Corp.                            22,950                1,706,906
   Read-Rite Corp. (A)                      79,800                1,663,327
   Seagate Technology, Inc. (A)             21,400                  753,012
   Sun Microsystems (A)                     31,900                1,187,277
   Texas Instruments, Inc.                  16,100                1,353,406
   3Com Corp. (A)                           28,900                1,299,595
   Westinghouse Electric Corp.              57,900                1,338,937
   Xerox Corp.                              30,300                2,389,913
                                                             --------------
                                                                 58,017,528
                                                             --------------

 TELECOMMUNICATIONS (7.0%)
   AT&T Corp.                              126,100                4,421,381
   Ameritech Corp.                          50,800                3,451,225
   Bell Atlantic Corp.                      40,900                3,103,287
   BellSouth Corp.                          92,000                4,266,500
   GTE Corp.                                76,300                3,347,662
   Lucent Technologies                      55,837                4,023,754
   MCI Communications Corp.                 62,000                2,373,434
   Northern Telecommunications Ltd          23,000                2,093,000
   NYNEX Corp.                              40,400                2,328,050
   SBC Communications, Inc.                111,260                6,884,212
   Sprint Corp.                             31,100                1,636,638
   US West Communications Group             16,700                  629,381
   WorldCom, Inc. (A)                      141,900                4,536,359
                                                             --------------
                                                                 43,094,883
                                                             --------------

 TEXTILE (0.2%)
   Nike, Inc.                               22,500                1,313,438
                                                             --------------

   TOBACCO (1.7%)
   Fortune Brands, Inc.                     15,100                  563,419
   Gallaher Group PLC (A)                   15,100                  278,406
   Philip Morris Cos.                      223,100                9,900,063
                                                             --------------
                                                                 10,741,888
                                                             --------------
 U.S. AGENCY (1.1%)
   Federal Home Loan Mortgage Corp.         68,600                2,358,125
   Federal National Mortgage
        Association                        100,000                4,362,500
                                                             --------------
                                                                  6,720,625
                                                             --------------

 UTILITIES (2.2%)
   Baltimore Gas & Electric Co.             48,900                1,305,019
   CalEnergy Co. (A)                        47,400                1,801,200
   Duke Power Co.                           18,300                  877,256
   Edison International                    111,700                2,778,538
   FPL Group, Inc.                          52,200                2,404,463
   Houston Industries                       23,900                  512,356
   PacifiCorp                               25,300                  556,600
   Southern Co.                             61,800                1,351,875
   Texas Utilities Co.                      48,400                1,666,775
                                                             --------------
                                                                 13,254,082
                                                             --------------
   TOTAL COMMON STOCKS
    (COST $408,902,178)                                         605,952,250
                                                             --------------

                                        PRINCIPAL
                                         AMOUNT
                                     --------------
SHORT-TERM INVESTMENTS (1.4%)

 COMMERCIAL PAPER (1.4%)
   Barclays U.S. Funding Corp.,
    5.68% due July 3, 1997            $  2,000,000                1,999,008
   Household Finance Corp.,
    6.21% due July 1, 1997               4,712,000                4,712,000
   Progress Capital Holdings, Inc.
    5.79% due July 11, 1997              2,000,000                1,996,488
                                                             --------------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $8,708,210)                                8,707,496
                                                             --------------

    TOTAL INVESTMENTS (100%)
     (COST $417,610,388) (B)                                 $  614,659,746
                                                             ==============



NOTES

(A)  Non-income Producing Security.

(B) At June 30, 1997, net unrealized appreciation for all securities was $197,049,358. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $199,691,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,642,156.



                       See Notes to Financial Statements

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


Financial markets bottomed in April following the Federal Reserve Board ("Fed") rate increase in March and rebounded in May and June as investor fears of further Fed tightening subsided with a much lower than expected employment cost index increase, three consecutive months of negative retail sales growth, and five consecutive months of negative producer price inflation reports. Investors seem to have a growing conviction that we are in a new era where inflation can stay low despite low levels of unemployment last seen in 1973. In addition to inflation, the drop in the size of the federal government's budget deficit has been a major surprise. This has led to a sharp drop in federal financing needs which has initially manifested itself in a sharp drop in Treasury bill rates. The surprise was generated by higher than expected tax receipts due to stock market capital gains, option exercises, and strong corporate profits.

Second quarter Gross Domestic Product growth has slowed to 2.2% from a 4.9% pace in the first quarter. Factors such as warm weather and the timing of refunds vs. tax payments were responsible for the fast pace of first quarter growth, stealing from growth in the second quarter. Going forward, the bullish case for bonds is that because of technological improvements and global competition, low levels of unemployment won't lead to higher product inflation. The bear case is that economic growth above 3% is likely to lead to expectations of further Fed tightening. The second opinion expresses my bias.

For the six months ended June 30, 1997, the Lehman Intermediate Government/Corporate Index returned 2.83%. The Travelers Quality Bond Account for Variable Annuities has gained 3.23%, before fees and expenses, 0.40% ahead of the index. The outperformance vs. the index is attributable to a slight tightening in corporate spreads, and a modestly short duration position. Continental Cablevision was also upgraded to Baa3/BBB as our research staff expected, which caused an additional 0.25% spread tightening.

PORTFOLIO MANAGER: F. DENNEY VOSS



                                  [TAMIC LOGO]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997





 ASSETS:
    Investment securities, at market value (cost $160,289,674) ...............       $   160,745,785
    Receivables:
        Interest .............................................................             1,915,641
        Investment securities sold ...........................................             4,169,862
        Purchase payments and transfers from other Travelers accounts ........                78,274
    Other assets .............................................................                 3,069
                                                                                     ----------------

           Total Assets ......................................................           166,912,631
                                                                                     ----------------

 LIABILITIES:
    Cash overdraft ...........................................................                56,097
    Payables:
        Investment securities purchased ......................................             4,129,297
        Contract surrenders and transfers to other Travelers accounts ........               166,966
        Investment management and advisory fees ..............................                14,494
    Accrued liabilities ......................................................                64,461
                                                                                     ----------------

           Total Liabilities .................................................             4,431,315
                                                                                     ----------------

 NET ASSETS ..................................................................       $   162,481,316
                                                                                     ================




                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


 INVESTMENT INCOME:
    Interest ...........................................................                            $    5,488,938

 EXPENSES:
    Investment management and advisory fees ............................          $   266,696
    Insurance charges ..................................................              971,472
                                                                                  ------------
        Total expenses .................................................                                 1,238,168
                                                                                                    ---------------
           Net investment income .......................................                                 4,250,770
                                                                                                    ---------------


 REALIZED LOSS AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized loss from investment security transactions:
        Proceeds from investment securities sold .......................           87,418,232
        Cost of investment securities sold .............................           87,831,458
                                                                                 -------------

           Net realized loss ...........................................                                  (413,226)

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996 ...........................              199,075
        Unrealized gain at June 30, 1997 ...............................              456,111
                                                                                  ------------

           Net change in unrealized gain for the period ................                                   257,036
                                                                                                    ---------------

              Net realized loss and change in unrealized gain ..........                                  (156,190)
                                                                                                    ---------------

    Net increase in net assets resulting from operations ...............                            $    4,094,580
                                                                                                    ===============



                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                      SIX MONTHS
                                                                                         ENDED              YEAR ENDED
                                                                                        JUNE 30,            DECEMBER 31,
                                                                                          1997                 1996
                                                                                          ----                 ----
                                                                                      (UNAUDITED)

 OPERATIONS:
    Net investment income ................................................         $    4,250,770        $   10,480,786
    Net realized gain (loss) from investment security transactions .......               (413,226)            1,065,626
    Net change in unrealized gain on investment securities ...............                257,036            (5,888,598)
                                                                                   ---------------       ---------------

        Net increase in net assets resulting from operations .............              4,094,580             5,657,814
                                                                                   ---------------       ---------------

 UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,396,361 and 3,643,171 units, respectively) ......              7,122,796            17,905,073
    Participant transfers from other Travelers accounts
        (applicable to 915,420 and 3,024,146 units, respectively) ........              4,682,419            14,870,447
    Administrative charges
        (applicable to 11,436 and 27,353 units, respectively) ............                (59,656)             (135,785)
    Contract surrenders
        (applicable to 1,385,006 and 2,968,208 units, respectively) ......             (7,103,782)          (14,715,900)
    Participant transfers to other Travelers accounts
        (applicable to 3,093,463 and 6,532,400 units, respectively) ......            (15,794,931)          (32,090,166)
    Other payments to participants
        (applicable to 127,808 and 177,391 units, respectively) ..........               (668,462)             (884,681)
                                                                                   ---------------       ---------------

        Net decrease in net assets resulting from unit transactions ......            (11,821,616)          (15,051,012)
                                                                                   ---------------       ---------------

           Net decrease in net assets ....................................             (7,727,036)           (9,393,198)

 NET ASSETS:
    Beginning of period ..................................................            170,208,352           179,601,550
                                                                                   ---------------       ---------------

    End of period ........................................................         $  162,481,316        $  170,208,352
                                                                                   ===============       ===============



                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

   The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

   SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

   When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

   Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

   It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

   Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

   REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. INVESTMENTS

   The costs of purchases and proceeds from sales of bonds (other than short-term securities) were $48,355,847 and $41,530,753, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $24,053,649 and $45,887,479, respectively, for the six months ended June 30, 1997. Realized gains and losses from security transactions are reported on an identified cost basis.

3. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $7,052 and $13,748 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $47,660 and $70,089 of contingent deferred sales charges for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

4. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

   Approximately $877,000 and $760,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of June 30, 1997 and December 31, 1996, respectively. Transactions with this affiliate during the six months ended June 30, 1997 and the year ended December 31, 1996, were comprised of participant purchase payments of approximately $53,000 and $276,000 and contract surrenders of approximately $119,000 and $141,000, respectively.

5. NET CONTRACT OWNERS' EQUITY

                                                                                                   JUNE 30, 1997
                                                                                  -------------------------------------------------
                                                                                                        UNIT                NET
                                                                                     UNITS              VALUE              ASSETS
                                                                                     -----              -----              ------
    Accumulation phase of contracts issued prior to May 16, 1983 .............     8,137,846      $     5.369     $     43,699,982
    Annuity phase of contracts issued prior to May 16, 1983 ..................        49,845            5.369              267,668
    Accumulation phase of contracts issued on or after May 16, 1983 ..........    22,855,851            5.183          118,493,793
    Annuity phase of contracts issued on or after May 16, 1983 ...............         3,833            5.183               19,873
                                                                                                                  ----------------
    Net Contract Owners' Equity ...................................................................               $    162,481,316
                                                                                                                  ================

6. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)


 Contracts issued prior to May 16, 1983                       SIX
                                                             MONTHS
                                                             ENDED                   FOR THE YEARS ENDED DECEMBER 31,
                                                            JUNE 30,          (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                         ------------    -------------------------------------------------------
                                                             1997        1996         1995        1994         1993         1992
                                                             ----        ----         ----        ----         ----         ----
 SELECTED PER UNIT DATA:
    Total investment income...........................   $   .173     $   .379    $   .328    $   .318     $   .306     $   .317
    Operating expenses................................       .034         .067        .063        .059         .058         .050
                                                         --------     --------    --------    ---------    --------     --------
    Net investment income.............................       .139         .312        .265        .259         .248         .267

    Unit value at beginning of period.................      5.234        5.050       4.400       4.498        4.150        3.880
    Net realized and change in unrealized
      gains (losses)..................................      (.004)       (.128)       .385       (.357)        .100         .003
                                                         --------     --------    --------    ---------    --------     --------

    Unit value at end of period.......................   $  5.369     $  5.234    $  5.050    $  4.400     $  4.498     $  4.150
                                                         ========     ========    ========    =========    ========     ========


 SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value.............   $    .14     $    .18    $    .65    $   (.10)    $    .35    $    .27
    Ratio of operating expenses to average net
      assets..........................................       1.33 %*      1.33 %      1.33 %      1.33 %       1.33 %      1.33 %
    Ratio of net investment income to average net
      assets..........................................       5.30 %*      6.12 %      5.54 %      5.87 %       5.66 %      6.61 %
    Number of units outstanding at end of period
      (thousands).....................................      8,188        8,549       9,325      10,694       12,489      13,416
    Portfolio turnover rate...........................         45 %        176 %       138 %        27 %         24 %        23 %





 Contracts issued prior to May 16, 1983                       SIX
                                                             MONTHS
                                                             ENDED                      FOR THE YEARS ENDED DECEMBER 31,
                                                            JUNE 30,             (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                         ------------     ------------------------------------------------------
                                                             1997         1996        1995        1994         1993         1992
                                                             ----         ----        ----        ----         ----         ----

 SELECTED PER UNIT DATA:
    Total investment income...........................   $   .167     $   .368    $   .319    $   .310     $   .299      $  .311
    Operating expenses................................       .040         .078        .073        .069         .067         .061
                                                          -------     --------    --------    --------     --------      -------
    Net investment income.............................       .127         .290        .246        .241         .232         .250

    Unit value at beginning of period.................      5.060        4.894       4.274       4.381        4.052        3.799
    Net realized and change in unrealized
      gains (losses)..................................      (.004)       (.124)       .374       (.348)        .097         .003
                                                          -------     --------    --------    --------     --------      -------

    Unit value at end of period.......................    $ 5.183     $  5.060    $  4.894    $  4.274     $  4.381      $ 4.052
                                                          =======     ========    ========    ========     ========      =======

 SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value.............    $   .12     $    .17    $    .62    $   (.11)    $    .33      $   .25
    Ratio of operating expenses to average net
      assets..........................................       1.57 %*      1.57 %      1.57 %      1.57 %       1.57 %       1.58 %
    Ratio of net investment income to average
      net assets......................................       5.05 %*      5.87 %      5.29 %      5.62 %       5.41 %       6.38 %
    Number of units outstanding at end of period
      (thousands).....................................     22,859       24,804      27,066      27,033       28,472       20,250
    Portfolio turnover rate...........................         45 %        176 %       138 %        27 %         24 %         23 %


* Annualized.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997



                                               PRINCIPAL           MARKET
                                                AMOUNT             VALUE
                                            --------------    ----------------
 BONDS (92.7%)

  AIRLINES (1.1%)
    Delta Air Lines,
          9.25% Sinking Fund,  2007         $    1,760,399    $     1,815,165
                                                             ----------------

  COLLATERALIZED MORTGAGE
    OBLIGATIONS (6.5%)
    Kidder Peabody Mortgage,
     Asset Trust 23,
      9.88% Pass Through, 2019                    2,000,000         2,021,080
    Prudential Home Mortgage 1992-17,
      8.00% Pass Through, 2007                    8,425,000         8,458,675
                                                             ----------------
                                                                   10,479,755
                                                             ----------------

  CREDIT CARD RECEIVABLES (3.5%)
   Household Private Label,
    CC MT 1994-2 B Certificate,
     8.00% Pass Through, 2003                     3,500,000         3,610,782
    Signet Credit Card,
     Master Trust, 1993-4 B,
      5.80% Pass Through, 2002                    2,000,000         1,986,120
                                                             ----------------
                                                                    5,596,902
                                                             ----------------

  ENTERTAINMENT (4.7%)
   Six Flags Entertainment,
    0.00% Notes, 1999                             8,850,000         7,539,404
                                                             ----------------

  INTEGRATED ENERGY (4.1%)
   Texaco Capital,
    8.50% Debentures, 2003                        6,144,000         6,646,886
                                                             ----------------

  MACHINERY (0.1%)
   Hewlett-Packard Co.,
    6.50% Notes, 1999                               182,856           184,138
                                                             ----------------

  MEDIA (8.4%)
   Continental Cablevision, Inc.,
    11.00% Debentures, 2007                       5,000,000         5,628,565
   Tele-Communications Inc.,
    9.65% Debentures, 2003                        7,500,000         7,907,415
                                                             ----------------
                                                                   13,535,980
                                                             ----------------

  FINANCE (16.4%)
   Alco Capital Resources,
    7.33% Notes, 1998                             6,000,000         6,053,940
   Grand Met Investment, Corp.,
    0.00% Notes, 2004                            10,000,000         6,402,430
   New Plan Realty Trust,
    5.95% Notes, 2026                             7,000,000         6,997,207
   Sears Roebuck Acceptance Corp.,
    6.40% Notes, 2000                             7,030,000         6,975,785
                                                             ----------------
                                                                   26,429,362
                                                             ----------------

  PAPER (5.0%)
   James River Corp.,
    6.75% Notes, 1999                             8,000,000         8,030,456
                                                             ----------------

  PHARMACEUTICALS (3.6%)
   McKesson Corp.,
    6.88% Notes, 2002 (B)                         5,750,000         5,773,811
                                                             ----------------

  RAILROADS (4.3%)
   CSX Corp.,
    6.95% Debentures, 2027 (B)                    6,750,000         6,817,756
                                                             ----------------

  TELECOMMUNICATIONS (8.3%)
   BellSouth Capital Funding,
    6.04% Debentures, 2026                        4,500,000         4,443,741
   MCI Communications Corp.,
    7.13% Debentures, 2027                        8,500,000         8,809,052
                                                             ----------------
                                                                   13,252,793
                                                             ----------------

  TOBACCO (9.5%)
   RJR Nabisco, Inc.,
    8.30% Notes, 1999                             6,200,000         6,390,166
   Philip Morris Cos.,
    6.95% Notes, 2006                             8,800,000         8,888,880
                                                             ----------------
                                                                   15,279,046
                                                             ----------------

  UTILITIES (17.2%)
   DQU II Funding,
    7.23% Bonds, 1999                             5,692,000         5,749,819
   Illinois Power Co.,
    6.50% Notes, 1999                             7,000,000         6,989,311
   NIPSCO Capital Market, Inc.,
    0.00% Bonds, 1997                             4,500,000         4,390,609
   Tenaga Nasional Berhad,
    7.20% Notes, 2007 (B)                         6,750,000         6,911,122
   United Illuminating Company,
    7.38% Debentures, 1998                        3,500,000         3,524,773
                                                             ----------------
                                                                   27,565,634
                                                             ----------------

    TOTAL BONDS
     (COST $148,483,753)                                          148,947,088
                                                             ----------------

                                               PRINCIPAL                MARKET
                                                AMOUNT                   VALUE
                                            --------------    ----------------

 U.S. GOVERNMENT AGENCY
  SECURITIES (2.9%)

    Federal Farm Credit,
     7.34% Notes, 2001                    $    700,000           $     700,910
    Federal Home Loan Bank,
     7.30% Notes, 2001                       1,200,000               1,201,500
    FNMA,
     8.55% Notes, 2001                       2,750,000               2,770,169
                                                                --------------

     TOTAL U.S. GOVERNMENT
      AGENCY SECURITIES
      (COST $4,679,159)                                              4,672,579
                                                                --------------

 SHORT-TERM INVESTMENTS (4.4%)

  COMMERCIAL PAPER (4.4%)
   Dillard Investment Co., Inc.,
    5.63% due July 8, 1997                   3,000,000               2,996,118


   Household Finance Corp.,
    6.21% due July 1, 1997                   4,130,000               4,130,000
                                                                --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $7,126,762)                                    7,126,118
                                                                --------------

   TOTAL INVESTMENTS (100%)
    (COST $160,289,674) (A)                                     $  160,745,785
                                                                ==============



NOTES

(A) At June 30, 1997, net unrealized appreciation for all securities was $456,111. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $935,321 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $479,210.


(B)  Restricted Security.



                       See Notes to Financial Statements

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


The U.S. economy, fueled by strong job creation and retail sales, gained momentum and Gross Domestic Product ("GDP") accelerated at a growth rate of 4.9% in the first quarter. As a preemptive move the Federal Reserve Board ("Fed") increased the federal funds rate by 0.25% to 5.50% at its March meeting.

In the second quarter the financial markets rallied helped by a slowdown in the economy's frenetic first quarter pace. GDP growth for the second quarter was 2.2%, significantly below first quarter growth. However, this may be just a brief pause and the economy could return to a 3% growth track for the second half of the year. Solid gains in jobs and income, advancing financial markets and high levels of confidence form an ideal environment for heightened consumer spending. This could possibly generate a squeeze in the labor markets and trigger a shift in monetary policy. The timing and direction of the next Fed move is uncertain and will occur only when there is a clear indication as to the strength of the economy.

In light of this, the strategy in the management of The Travelers Money Market Account for Variable Annuities' short-term assets will be to maintain maturities of less than 60 days. At June 30, 1997 the asset size of the portfolio was $82.5 million with an average yield of 5.59% and an average life of 17 days.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.



                                  [TAMIC LOGO]

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997


 ASSETS:
    Investment securities, at market value (cost $82,499,979) ................ .          $   82,486,002
    Receivables:
        Interest ............................................................. .                  51,069
        Investments securities sold .......................................... .               1,933,000
        Purchase payments and transfers from other Travelers accounts ........ .                 506,220
     Other assets ............................................................                       188
                                                                                          --------------
          Total Assets .......................................................                84,976,479
                                                                                          --------------
 LIABILITIES:
    Cash overdraft ........................................................... .                 327,879
    Payables:
        Investments securities purchased ..................................... .               1,604,727
        Contract surrenders and transfers to other Travelers accounts ........ .                 319,266
        Investment management and advisory fees .............................. .                   7,382
    Accrued liabilities ...................................................... .                  28,395
                                                                                          --------------
           Total Liabilities ................................................. .               2,287,649
                                                                                          --------------

 NET ASSETS .................................................................. .          $   82,688,830
                                                                                          ==============



                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


 INVESTMENT INCOME:
    Interest ...........................................................                                  $    2,453,603

 EXPENSES:
    Investment management and advisory fees ............................               $  144,222
    Insurance charges ..................................................                  554,709
                                                                                       ----------
        Total expenses .................................................                                         698,931
                                                                                                          --------------
           Net investment income .......................................                                       1,754,672
                                                                                                          --------------

    Net increase in net assets resulting from operations ...............                                  $    1,754,672
                                                                                                          ==============


                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                       SIX MONTHS           YEAR ENDED
                                                                                         ENDED               DECEMBER
                                                                                        JUNE 30,                31,
                                                                                          1997                 1996
                                                                                          ----                 ----
                                                                                      (UNAUDITED)

 OPERATIONS:
    Net investment income ................................................           $   1,754,672        $   2,990,711
                                                                                     -------------        -------------
        Net increase in net assets resulting from operations .............               1,754,672            2,990,711
                                                                                     -------------        -------------
 UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 10,198,528 and 9,424,587 units, respectively) .....              23,213,510           20,964,777
    Participant transfers from other Travelers accounts
        (applicable to 44,469,320 and 55,407,340 units, respectively) ....             101,524,915          123,185,617
    Administrative charges
        (applicable to 19,663 and 39,967 units, respectively) ............                 (45,353)             (89,466)
    Contract surrenders
        (applicable to 3,165,647 and 4,688,797 units, respectively) ......              (7,232,556)         (10,410,253)
    Participant transfers to other Travelers accounts
        (applicable to 53,735,375 and 57,859,014 units, respectively) ....            (122,706,611)        (128,506,136)
    Other payments to participants
        (applicable to 76,415 and 14,133 units, respectively) ............                (175,162)             (31,246)
                                                                                     -------------        -------------
        Net increase (decrease) in net assets resulting from unit
        transactions                                                                    (5,421,257)           5,113,293
                                                                                     -------------        -------------
           Net increase (decrease) in net assets .........................              (3,666,585)           8,104,004

 NET ASSETS:
    Beginning of period ..................................................              86,355,415           78,251,411
                                                                                     -------------        -------------
    End of period ........................................................           $  82,688,830        $  86,355,415
                                                                                     =============        =============



                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

   The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

   SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

   REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2. CONTRACT CHARGES

   Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

   Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

   The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $42,547 and $77,935 of contingent deferred sales charges for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

3. NET ASSETS HELD ON BEHALF OF AN AFFILIATE

   Approximately $3,234,000 and $4,150,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of June 30, 1997 and December 31, 1996, respectively. Transactions with this affiliate during the six months ended June 30, 1997 and the year ended December 31, 1996, were comprised of participant purchase payments of approximately $158,000 and $3,085,000 and contract surrenders of approximately $791,000 and $826,000, respectively.

4. NET CONTRACT OWNERS' EQUITY

                                                                                                   JUNE 30, 1997
                                                                                    -----------------------------------------------
                                                                                                        UNIT                NET
                                                                                     UNITS             VALUE              ASSETS
                                                                                     -----             -----              ------
     Accumulation phase of contracts issued prior to May 16, 1983 .............        104,491      $     2.389     $       249,758
     Accumulation phase of contracts issued on or after May 16, 1983 ..........     35,631,970            2.307          82,229,485
     Annuity phase of contracts issued on or after May 16, 1983 ...............         90,819            2.307             209,587
                                                                                                                    ---------------
 Net Contract Owners' Equity .....................................................................                  $    82,688,830
                                                                                                                    ===============

5. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)


 Contracts issued prior to May 16, 1983                      SIX
                                                            MONTHS
                                                            ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                           JUNE 30,        (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                           --------    --------------------------------------------------------
                                                             1997      1996          1995         1994         1993        1992
                                                             ----      ----          ----         ----         ----        ----

SELECTED PER UNIT DATA:
   Total investment income ..........................     $  .064   $  .125       $  .130       $ .091      $  .067    $   .079
   Operating expenses ...............................        .016      .030          .030         .028         .027        .027
                                                          -------   -------       -------       ------      -------    --------
   Net investment income ............................        .048      .095          .100         .063         .040        .052

   Unit value at beginning of period ................       2.341     2.246         2.146        2.083        2.043       1.991
                                                          -------   -------       -------       ------      -------    --------

   Unit value at end of period ......................     $ 2.389   $ 2.341       $ 2.246      $ 2.146      $ 2.083    $  2.043
                                                          =======   =======       =======      =======      =======    ========


SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value .......................     $   .05   $   .10       $   .10       $  .06      $   .04    $    .05
   Ratio of operating expenses to average net assets         1.33%*    1.33%         1.33%        1.33%        1.33%       1.33%
   Ratio of net investment income to average net
     assets .........................................        4.16%*    4.10%         4.61%        2.98%        1.93%       2.58%
   Number of units outstanding at end of period
     (thousands) ....................................         104       112           206          206          218         227


Contracts issued on or after May 16, 1983                    SIX
                                                            MONTHS
                                                            ENDED                      FOR THE YEARS ENDED DECEMBER 31,
                                                           JUNE 30,             (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                        ------------    ---------------------------------------------------------
                                                             1997       1996           1995         1994         1993        1992
                                                             ----       ----           ----         ----         ----        ----

SELECTED PER UNIT DATA:
   Total investment income ..........................     $  .062    $  .121        $  .127       $ .087     $   .065     $  .077
   Operating expenses ...............................        .018       .035           .034         .032         .031        .031
                                                          -------    -------        -------       ------     --------    --------

   Net investment income ............................        .044       .086           .093         .055         .034        .046

   Unit value at beginning of period ................       2.263      2.177          2.084        2.029        1.995       1.949
                                                          -------    -------        -------      -------     --------    --------

   Unit value at end of period ......................     $ 2.307    $ 2.263        $ 2.177      $ 2.084     $  2.029    $  1.995
                                                          =======    =======        =======      =======     ========    ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value .......................      $  .04    $   .09         $  .09      $   .06     $    .03    $    .05
   Ratio of operating expenses to average net assets         1.57%*     1.57%          1.57%        1.57%        1.57%       1.57%
   Ratio of net investment income to average net
     assets .........................................        3.91%*     3.84%          4.36%        2.72%        1.68%       2.33%
   Number of units outstanding at end of period
     (thousands .....................................      35,723     38,044         35,721       39,675       34,227      42,115

* Annualized

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997


                                          PRINCIPAL         MARKET
                                           AMOUNT            VALUE
                                        ------------      -----------

SHORT-TERM INVESTMENTS (100%)

  COMMERCIAL PAPER (100%)
    Allied Signal, Inc.,
     5.67% due July 7, 1997            $  1,645,000    $   1,643,130
    Becton, Dickinson & Co.,
     5.64% due July 8, 1997               4,000,000        3,994,824
    CIT Group Holdings, Inc.
     5.64% due July 24, 1997              3,500,000        3,487,092
    CIT Group Holdings, Inc.,
     6.14% due September 9, 1997            500,000          501,674
    Dillard Investment Co., Inc.,
     5.64% due July 8, 1997               4,000,000        3,994,824
    Ford Motor Credit Co.,
     5.63% due July 11, 1997              3,500,000        3,493,854
    General Electric Capital Corp.,
     5.63% due July 9, 1997               3,464,000        3,458,981
    General Mills, Inc.,
     5.63% due July 8, 1997               1,660,000        1,657,852
    Goldman Sachs Group LP,
     5.68% due July 2, 1997               4,000,000        3,998,672
    Heinz (H.J.) Co.,
     5.63% due July 3, 1997               4,000,000        3,998,016
    Household Finance Corp.,
     6.21% due July 1, 1997               1,605,000        1,605,000
    May Department Stores,
     5.70% due July 29, 1997              3,825,000        3,808,151
    Merrill Lynch & Co.,
     5.69% due July 14, 1997              4,000,000        3,991,180
    Morgan Stanley Group, Inc.,
     5.68% due August 8, 1997             4,000,000        3,976,364
    National Rural Utilities Co-Op
     Financial Corp.,
     5.64% due July  17, 1997             4,000,000        3,989,384
    NIPSCO Industries,
     5.65% due July 21, 1997              4,000,000        3,987,004
    PACCAR Financial Corp.,
     5.60% due July 7, 1997               3,420,000        3,416,111
    PacifiCorp,
     5.67% due July 17, 1997              4,000,000        3,989,384
    Pearson, Inc.,
     5.67% due July 18, 1997              4,000,000        3,988,784
    Penney JC Funding Corp.,
     5.74% due October 15, 1997           2,000,000        2,023,040
    PHH Corp.,
     5.69% due July 10, 1997              4,000,000        3,993,588
    Progress Capital Holdings, Inc.,
     5.65% due July 11, 1997              3,025,000        3,019,688
    Southern California Edison Co.,
     5.65% due July 23, 1997              4,000,000        3,985,832
    Southern New England,
     Telecommunications Co.,
     5.64% due July 22, 1997              4,000,000        3,986,416
    TECO Financial, Inc.,
     5.59% due July 7, 1997               2,500,000        2,497,157
                                                       -------------

    TOTAL INVESTMENTS (100%)
    (COST  $82,499,979)                                $  82,486,002
                                                       =============



                       See Notes to Financial Statements

                      This page intentionally left blank.

                              Investment Advisers
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut



                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut


                                   Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York




The financial information included herein has been taken from the records of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, and The Travelers Money Market Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.


This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.





VG-137 (S/A) (6-97) Printed in U.S.A.